Exhibit I-2

                         ENTERGY CORPORATION

          Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders--May 15, 1998

      I hereby appoint Messrs. Edwin Lupberger and Bismark A. Steinhagen jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Entergy Corporation held of record by me on March 16, 1998, at the Annual Meeting of Stockholders to be held at The Woodlands Executive Conference Center, 2301 North Millbend Drive, The Woodlands, Texas, on Friday, May 15, 1998, at 10:00 a.m., Central Daylight Time, and any adjournment or adjournments thereof, with all powers that I would possess if personally present.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, and any adjournment or adjournments thereof.

     Receipt of the notice of meeting, the proxy statement and the Annual Report of Entergy Corporation for 1997 is acknowledged.


 (Continued, and to be marked, dated and signed, on the other side)

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                         FOLD AND DETACH HERE


                       YOUR VOTE IS IMPORTANT!

                  You can vote in one of two ways:

       Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

       Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                             PLEASE VOTE
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                                      FOR  WITHHOLD   FOR ALL
                                                                      EXCEPT
1.  Election of Directors
01 W. F. Blount  02  J. A. Coopers, Jr.  03  G. W. Davis
04 N. C. Francis 05  R. v.d. Luft        06  E. Lupberger
07 K. R. McKee   08  P. W. Murrill       09  J. R. Nichols
10 E. H. Owen    11  J. N. Palmer, Sr.   12  R. D. Pugh
13 W. C. Smith   14  B. A. Steinhagen

_____________________________________
Except Nominee(s) written above

                                      FOR   AGAINST  ABSTAIN
2.  Approval of the 1998 Equity
    Ownership Plan.

3.  Approval of the Executive Annual
    Incentive Plan.

4.  Ratification of the appointment
    of Coopers & Lybrand L.L.P.
    as independent accountants for
    1998.

  ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS
                              BELOW***

Signature______________  Signature______________  Date______________

If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title
______________________________________________________________________
                         FOLD AND DETACH HERE

                           VOTE BY TELEPHONE

                       QUICK  EASY  IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press 1.
         When asked, please confirm your vote by Pressing 1.

OPTION #2:  If you choose to vote on each proposal separately, press
0.  You will hear these instructions.

     Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

          To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

     Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     The Instructions are the same for all remaining proposals.

          When asked, please confirm your vote by Pressing 1.

     PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

Call  Toll Free  On a Touch Tone             Control Number
            Telephone
     1-800-840-1208 ANYTIME                  --- --- --- --
  There is NO CHARGE to you for
           this call.